UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2008

Marathon Oil Corporation
 __________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 629-6600

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Election of Directors.

On October 29,  2008, Marathon Oil Corporation announced that its Board of Directors, acting upon a recommendation of its Corporate Governance and Nominating Committee, appointed Michael E. J. Phelps as an additional member of the Board of Directors of Marathon, effective January 1, 2009.  At this time, no determination has been made with respect to committee appointments for Mr. Phelps.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2008, the Board of Directors of Marathon Oil Corporation, acting upon the recommendation of its Corporate Governance and Nominating Committee, adopted and approved amendments to Marathon’s by-laws which: (1) provide for the right of stockholders who, individually or collectively, own 25% or more of the outstanding shares of common stock of Marathon to request that a special meeting of stockholders (previously, a special meeting of stockholders could only be called pursuant to action of Marathon’s Board of Directors); (2) increase the advance-notice time frames set forth in Article I, Sections 1.3 and 1.4, to provide for any notice of a stockholder proposal subject to those provisions to be received at Marathon’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the mailing date of the proxy statement for the preceding year’s annual meeting of stockholders (the by-laws previously provided for the receipt of any such notice not less than 45 days nor more than 75 days prior to such anniversary date); and (3) provide for additional requirements for stockholders nominating directors or submitting proposals to disclose (a) other stockholder(s) acting in concert with a nomination or proposal, (b) any hedging or other transaction or series of transactions to mitigate potential stock losses, and (c) a description of any agreement, arrangement or understanding with respect to such nomination.  The foregoing is merely a summary of the material amendments to Marathon’s by-laws and is qualified in its entirety by the amended and restated by-laws, a copy of which is included as Exhibit 3.1 to this Form 8-K  and is incorporated into this Item 5.03 by reference.

The changes to the advance-notice time frames set forth in Article I, Sections 1.3 and 1.4 will now require stockholder proposals that are submitted outside the process for inclusion in our 2009 proxy statement for the 2009 annual stockholder meeting, to be received by our corporate secretary on or after November 14, 2008 and no later than December 14, 2008.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	By-laws of Marathon Oil Corporation, effective October 29, 2008
99.1	Press Release dated October 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

November 4, 2008	By:	Michael K. Stewart

Name: Michael K. Stewart
Title: Vice President, Accounting and Controller

Exhibit Index

Exhibit No.                                  Description

3.1	By-laws of Marathon Oil Corporation, effective October 29, 2008
99.1	Press Release dated October 29, 2008.